                                 Exhibit 10.11


               INCENTIVE PLAN FOR CHIEF EXECUTIVE OFFICER FOR
                   FISCAL YEAR ENDING SEPTEMBER 30, 1996
        ---------------------------------------------------------------
        EPS AS A % OF BUDGET*                   BONUS AS A % OF SALARY*
        ---------------------                   -----------------------
            75% and below                                 0.0%
        ---------------------------------------------------------------
                 80%                                     10.0%
        ---------------------------------------------------------------
                 85%                                     20.0%
        ---------------------------------------------------------------
                 90%                                     30.0%
        ---------------------------------------------------------------
                 95%                                     40.0%
        ---------------------------------------------------------------
                100%                                     50.0%
        ---------------------------------------------------------------
                105%                                     60.0%
        ---------------------------------------------------------------
         112.5% and above                                75.0%
        ===============================================================
         * Pro rata interpolation between points
        ===============================================================
